Exhibit 10.19

TENTH AMENDMENT TO CREDIT AGREEMENT

This TENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of March 27, 2020 (the “Tenth Amendment Date”) and is entered into among Products Licensing LLC (the “Products”), Playboy Enterprises International, Inc., (“Parent”), Playboy Enterprises, Inc. (“PEI”), and Yandy Enterprises LLC (f/k/a Y Acquisition Co. LLC), a Delaware limited liability company (the “New Borrower” and together with Products, Parent, and PEI , collectively, “Borrowers”), DBD Credit Funding LLC, as Administrative Agent, and the Lenders whose signatories are affixed hereto.

RECITALS

WHEREAS, the Borrowers, certain Lenders, and Administrative Agent have entered into that certain Credit Agreement dated as of June 24, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Credit Agreement as amended hereby);

WHEREAS, Borrowers and the Required Lenders have agreed to certain modifications to the Credit Agreement, including changes to the required amortization and excess cash flows prepayments of the Loan under the Credit Agreement;

WHEREAS, since the date of the Ninth Amendment to the Credit Agreement, there have been a number of assignments of portions of the Loan to a new Lender, which transfers are intended to be memorialized herein; and

WHEREAS, Borrowers, the Required Lenders party hereto, and Administrative Agent desire to amend the Credit Agreement to effect the agreed changes, all as set forth herein.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)          The definition of “Amortization Payment Amount” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:

““Amortization Payment Amount” means, for each Quarterly Settlement Period, the amount due on the Quarterly Settlement Date for such Quarterly Settlement Period set forth below (in each case, except as reduced pursuant to Section 2.06(b)(ix)):

Ending Date of Quarterly Settlement Period	Amortization Payment Amount
March 31, 2020	$0
June 30, 2020	$0
September 30, 2020	$835,000.00
December 31, 2021	$835,000.00
March 31, 2021	$1,252,500.00
June 30, 2021	$1,252,500.00
September 30, 2021	$1,252,500.00
December 31, 2021	$1,252,500.00
March 31, 2022	$835,000.00
June 30, 2022	$835,000.00
September 30, 2022	$835,000.00
December 31, 2022	$835,000.00
March 31, 2023	$835,000.00
June 30, 2023	$835,000.00
September 30, 2023	$835,000.00
December 31, 2023	$835,000.00

(b)            Section 2.06(b)(i) of the Credit Agreement is hereby amended and restated as follows:

“(i)     Excess Cash Flow. Commencing with the first Settlement Date for the period ending March 31, 2019, and on each Settlement Date thereafter (other than the Settlement Dates immediately following the Fiscal Quarters ended December 31, 2019, March 31, 2020, and June 30, 2020 , an amount equal to Excess Cash Flow, in each case as provided in Sections 8.03(a) and (b). In addition, commencing with the first Settlement Date for the period ending March 31, 2021, and for each of the next three (3) Settlement Dates, Borrowers shall make an additional mandatory payment of principal, equal to one-fourth (25%) of the sum of (i) the greater of (x) 100% of Excess Cash Flow for the quarter ended March 31, 2020, less $1,000,000, or (y) 63% of Excess Cash Flow for such quarter plus (ii)100% of Excess Cash Flowduring the quarter ending June 30, 2020.

(c)            Section 6.13 of the Credit Agreement is hereby amended and restated as follows:

“Section 6.13     Bank Accounts. No Borrower shall open or maintain any bank account other than the Collection Accounts, the Fortress Excess Cash Account, any other bank account for which an Account Control Agreement has been executed and delivered to the Administrative Agent or with respect to which a Bank Instruction Letter has been delivered, and any Disqualified Account. Borrower Representative shall provide Administrative Agent with one or more account control agreements covering all bank accounts of New Borrower, not later than [April 30, 2020].”

(d)            A new Section 10.20 is added the Credit Agreement reading as follows:

“Section 10.20.  Good Faith and Fair Dealing.     Each Borrower hereby agrees that it will at all times act in good faith in observing and complying with the terms and provisions of this Agreement, including  Borrower’s covenants hereunder, and that it will not take any action, or engage in any conduct,  for the purpose of avoiding its obligations hereunder, or frustrating the exercise by the Agent or any Lender of their rightful exercise of rights or remedies hereunder, it being understood that nothing contained herein shall be interpreted  as limiting any Borrower’s access to the courts, or its rights under the Revised Bankruptcy Code, 11 USC§§ 101 et seq.”

(e)            Attachment A to this Amendment shall, effective January 1, 2020, substitute for existing Schedule 2.01(A) to the Credit Agreement.

2.            Delivery of 2019 Annual Report. The date for delivery of the audited consolidated balance sheet of PEI and its Subsidiaries and the unaudited balance sheet for Products and its Subsidiaries for the fiscal year ended 2019, together with a certificate signed a Responsible Officer of the Borrower Representative (all set forth in further detail in Section 5(a) of the Credit Agreement) is hereby extended to July 31, 2020, or such other later date that is approved by the Administrative Agent.

3.            Guaranty and Security Agreement. Attached hereto as Annex II is an updated Schedule 4 to the Guaranty and Security Agreement to reflect the change in name of “Y Acquisition Co. LLC” to “Yandy Enterprises LLC.”

4.            Effectiveness. This Amendment shall be effective as of the Tenth Amendment Date when all of the following have been received by Administrative Agent, in each case, in form and substance reasonably satisfactory to the Administrative Agent:

(a)            counterparts of this Amendment duly executed by each of the Borrowers, the Administrative Agent, and Lenders constituting Required Lenders;

(b)            a certificate of the secretary or other officer of each of the Borrowers, certifying as to the resolutions of the Borrowers’ board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Amendment; ·

(c)            a certificate of the secretary or other officer of the New Borrower, attaching a true, correct and complete copy of the amendment to its Certificate of Incorporation changing its name to “Yandy Enterprises, Inc.”;

(d)            payment to Agent of the Amendment Fee of $50,000; and

(e)            such other information and documentation as the Administrative Agent may reasonably request.

5.            Release. In consideration of the foregoing amendments to the Credit Agreement, Borrowers and the other Loan Parties signatory hereto or who consent to this Amendment (on behalf of themselves and each of their respective Subsidiaries and Affiliates), and, to the extent the same is claimed by right of, through or under any Borrower, for its past, present and future successors in title, representatives, assignees, agents, officers, directors and shareholders, does hereby and shall be deemed to have forever remised, released and discharged Lenders and Administrative Agent, and their respective Affiliates, and any of the respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any Lender or any of its Affiliates would be liable if such persons or entities were found to be liable to any Borrower or any other Loan Party, or any of them (collectively hereinafter the “Lender Parties”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including without limitation those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Lender Parties, whether held in a personal or representative capacity, and which are based on any act, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to the Credit Agreement or any of the other Loan Documents, and the transactions contemplated hereby and thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing. Except for the obligations, assignments and agreements set forth herein, each Borrower and each Loan Party hereby warrants, represents and agrees that it is fully aware of the provisions of California Civil Code Section 1542, which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

Each Borrower hereby agrees that if and to the extent California law is applicable to the interpretation and enforcement of this letter agreement, each such Person expressly agrees to incorporate California Civil Code Section 1542 into this letter agreement and thereupon voluntarily waives the provisions of California Civil Code Section 1542, and any other similar law, as to any and all claims, demands, causes of action, or charges, known or unknown, and further agree that this waiver is a material aspect of the consideration for entering into letter agreement. Each Borrower hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it may have under any provision of any jurisdiction that provides that a general release does not extend to claims which the creditor does not know or suspect to exist in the creditor’s favor at the time of executing the release, which if known by the creditor have materially affected the creditor’s settlement with the debtor, or any law of the any state or territory of the United States or any foreign country or principle of common law that is similar or analogous. Each Borrower hereby agrees and acknowledges that the foregoing waiver was separately bargained for. This waiver is an essential term of this Amendment, without which Lenders would not have agreed to execute this Amendment. The release contained herein and the related provisions shall survive the termination of the Credit Agreement and payment in full of the Obligations.

6.            Representations and Warranties.

(a)            Each Borrower hereby represents and warrants that, as of the date hereof: (i) it has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated hereby; (ii) the execution and delivery of this Amendment, and performance of this Amendment and the Credit Agreement as amended hereby, have been duly authorized by all necessary corporate or other organizational action on the part of such Borrower; (iii) this Amendment has been duly executed and delivered; and (iv) this Amendment (and the Credit Agreement as amended hereby) is the legally valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principle of equity, regardless of whether considered in a proceeding in equity or at law.

(b)            Each Borrower hereby represents and warrants that, as of the date hereof, except as set forth in Annex I hereto, no changes to Schedule 4.01, 4.06 and 4.07 of the Credit Agreement are necessary to make the corresponding representations and warranties in the Credit Agreement true, correct and complete as of the date hereof.

(c)            Each Borrower hereby represents and warrants that, as of the date hereof, to the best of its knowledge, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any of the other Loan Documents (in each case, as amended hereby).

7.            Counterparts; Severability; Integration. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement via fax or in “.pdf’ format by electronic mail shall be binding, and as effective as delivery of a manually executed counterpart, and may be used as admissible evidence that the party so transmitting intends to be bound by the terms set forth herein. All provisions of this Amendment are severable, and the unenforceability or invalidity of any of the provisions of this Amendment shall not affect the validity or enforceability of the remaining provisions of this Amendment. Should any part of this Amendment be held invalid or unenforceable in any jurisdiction, the invalid or unenforceable portion or portions shall be removed (and no more) only in that jurisdiction, and the remainder shall be enforced as fully as possible (removing the minimum amount possible) in that jurisdiction. This Amendment represents the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, agreements and understandings with respect thereto, both written and oral. This Amendment may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no promises, undertakings, representations or warranties by any party hereto relative to the subject matter hereof not expressly set forth or referred to herein, and there are no unwritten or oral agreements between the parties.

8.            Governing Law: Consent to Jurisdiction: WAIVER OF JURY TRIAL. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without regard for its conflicts of laws principles. Sections 10.13 and 10.14 of the Credit Agreement are hereby incorporated by reference as if fully stated herein. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

9.            Loan Document; Successors and Assigns. This Amendment shall be deemed to be a Loan Document. This Amendment shall be binding upon each of the Borrowers, the Lenders, the Administrative Agent, and each of their respective successors and permitted assigns and shall inure to the benefit of the respective successors and permitted assigns of the parties hereto and any other indemnified parties hereunder and their respective successors, permitted assigns and representatives.

10.            No Other Modification. The amendments set forth in Section 1 herein are limited as specified and shall not constitute or be deemed to constitute (i) an amendment, waiver or modification of, or consent to any deviation from, the terms and conditions of the Credit Agreement or any other Loan Document, except as expressly set forth herein, or (ii) an agreement by the Administrative Agent, or any Lender to consent to any future amendment, waiver, modification or consent with respect to any provision of the Credit Agreement or any other Loan Document. Except as expressly set forth herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby confirmed and ratified in all respects, including with respect to any security interest or Lien granted to the Administrative Agent pursuant to the terms of the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

11.            No Waiver; Cumulative Remedies. No failure by Administrative Agent or any Lender to exercise any right, remedy, or option under this Amendment or any other Loan Document, or delay by Administrative Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Administrative Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Administrative Agent or any Lender on any occasion shall affect or diminish Administrative Agent’s and each Lender’s rights thereafter to require strict performance by each Borrower of any provision of this Amendment. Administrative Agent’s and each Lender’s rights under this Amendment and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Administrative Agent or any Lender may have.

12.            Costs and Expenses. To the extent not already paid by Borrowers, Borrowers agree to reimburse Administrative Agent promptly for all reasonable and documented out of pocket costs and expenses (including the reasonable legal fees and disbursements of its legal counsel) in connection with the preparation and negotiation of this Amendment and/or all of the matters relating to the Loan referenced herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS

PRODUCTS LICENSING LLC

By:	/s/ David Israel
Name: David Israel
Title: Chief Financial Officer

PLAYBOY ENTERPRISES INTERNATIONAL, INC.

By:	/s/ David Israel
Name: David Israel
Title: Treasurer

PLAYBOY ENTERPRISES, INC.

By:	/s/ David Israel
Name: David Israel
Title: Treasurer

YANDY ENTERPRISES LLC

By:	/s/ David Israel
Name: David Israel
Title: Manager

Signature Page to Tenth Amendment to Credit Agreement

Administrative Agent:

DBD CREDIT FUNDING LLC

	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

Signature Page to Tenth Amendment to Credit Agreement

DBDB FUNDING LLC

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

Signature Page to Tenth Amendment to Credit Agreement

FLF I AB HOLDINGS FINANCE L.P.

By:	FLF I AB Holdings Finance CM LLC, as Servicer
By:	Fortress Lending I Holdings L.P., its sole member
By:	Fortress Lending Advisors LLC, its investment manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Authorized Signatory

Signature Page to Tenth Amendment to Credit Agreement

FLF I HOLDINGS FINANCE L.P.

By:	FLF I AB Holdings Finance CM LLC, as Servicer
By:	Fortress Lending I Holdings L.P., its sole member
By:	Fortress Lending Advisors LLC, its investment manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Authorized Signatory

Signature Page to Tenth Amendment to Credit Agreement

FORTRESS CREDIT OPPORTUNITIES IX CLO LIMITED

By:	FCOD CLO Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

Signature Page to Tenth Amendment to Credit Agreement

FORTRESS CREDIT OPPORTUNITIES VI CLO LIMITED

By:	FCOO CLO Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

Signature Page to Tenth Amendment to Credit Agreement

FORTRESS CREDIT OPPORTUNITIES VII CLO LIMITED

By:	FCO VII CLO CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

Signature Page to Tenth Amendment to Credit Agreement

FORTRESS CREDIT OPPORTUNITIES XI CLO LIMITED

By:	FCOD CLO Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

Signature Page to Tenth Amendment to Credit Agreement

FORTRESS LENDING I HOLDINGS L.P.

By:	Fortress Lending Advisors LLC, its investment manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Authorized Signatory

Signature Page to Tenth Amendment to Credit Agreement

MGG SPECIALTY FINANCE FUND II LP
MGG SF EVERGREEN FUND LP
MGG CANADA FUND LP
MGG (BVI) LIMITED
MGG SF EVERGREEN UNLEVERED FUND LP MGG SF DRAWDOWN UNLEVERED FUND II LP MGG SF DRAWDOWN UNLEVERED FUND II
(LUXEMBOURG) SCSp
MGG OFFSHORE FUNDING I, LLC
MGG SF DRAWDOWN UNLEVERED MASTER FUND II (CAYMAN) LP
MGG SF EVERGREEN UNLEVERED MASTER FUND II (CAYMAN) LP
MGG INSURANCE FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P.
By: MGG Investment Group LP, on behalf of each of the above, as Authorized Signatory

By:	/s/ Kevin Griffin
Name: Kevin Griffin
Title: Chief Executive Officer

Signature Page to Tenth Amendment to Credit Agreement